SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: December 26, 1997 (Date of earliest event reported) First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2) First Union Commercial Mortgage Securities, Inc. (Exact name of registrant as specified in charter) Delaware 333-7854 56-1643598 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) One First Union Center, Charlotte, North Carolina 28228-0600 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 374-6828 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C2, which was made on January 19, 1998. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 18, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: June 18, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Andy Streepy (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 First Union Commercial Mortgage Securities, Inc. First Union National Bank, Master Servicer Commercial Mortgage Pass-Through Certificates Series 1997-C2 ABN AMRO Acct: 67-7852-70-9 Statement Date: 06/18/01 Payment Date: 06/18/01 Prior Payment: 05/18/01 Record Date: 05/31/01 WAC: 8.301423% WAMM: 109 Number Of Pages Table Of Contents 1 REMIC Certificate Report 4 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail 2 Mortgage Loan Characteristics 2 Loan Level Listing 15 Total Pages Included In This Package 28 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Remic III Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 220,000,000.00 83,266,438.36 2,272,549.50 33736LAP0 1000.000000000 378.483810727 10.329770455 A-2 384,000,000.00 384,000,000.00 0.00 33736LAQ8 1000.000000000 1000.000000000 0.000000000 A-3 982,521,000.00 982,521,000.00 0.00 33736LAR6 1000.000000000 1000.000000000 0.000000000 IO 2,203,502,325.00N 2,066,768,763.3 0.00 33736LAW5 1000.000000000 937.947167067 0.000000000 B 110,175,000.00 110,175,000.00 0.00 33736LAS4 1000.000000000 1000.000000000 0.000000000 C 110,175,000.00 110,175,000.00 0.00 33736LAT2 1000.000000000 1000.000000000 0.000000000 D 121,194,000.00 121,194,000.00 0.00 33736LAU9 1000.000000000 1000.000000000 0.000000000 E 33,052,000.00 33,052,000.00 0.00 33736LAV7 1000.000000000 1000.000000000 0.000000000 F 66,105,000.00 66,105,000.00 0.00 33736LAX3 1000.000000000 1000.000000000 0.000000000 G 49,578,000.00 49,578,000.00 0.00 33736LAY1 1000.000000000 1000.000000000 0.000000000 H 16,527,208.00 16,527,208.00 0.00 33736LAZ8 1000.000000000 1000.000000000 0.000000000 J 44,070,046.00 44,070,046.00 0.00 33736LBA2 1000.000000000 1000.000000000 0.000000000 K 22,035,023.00 22,035,023.00 0.00 33736LBB0 1000.000000000 1000.000000000 0.000000000 L 27,543,779.00 27,543,779.00 0.00 33736LBC8 1000.000000000 1000.000000000 0.000000000 M 16,526,269.00 16,526,269.00 0.00 33736LBE4 1000.000000000 1000.000000000 0.000000000 R-III 0.00 0.00 0.00 9ABSA909 1000.000000000 0.000000000 0.000000000 2,203,502,325.00 2,066,768,763.3 2,272,549.50 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 80,993,888.86 33736LAP0 0.000000000 0.000000000 368.154040273 A-2 0.00 0.00 384,000,000.00 33736LAQ8 0.000000000 0.000000000 1000.000000000 A-3 0.00 0.00 982,521,000.00 33736LAR6 0.000000000 0.000000000 1000.000000000 IO 0.00 0.00 2,064,496,213.86 33736LAW5 0.000000000 0.000000000 936.915831872 B 0.00 0.00 110,175,000.00 33736LAS4 0.000000000 0.000000000 1000.000000000 C 0.00 0.00 110,175,000.00 33736LAT2 0.000000000 0.000000000 1000.000000000 D 0.00 0.00 121,194,000.00 33736LAU9 0.000000000 0.000000000 1000.000000000 E 0.00 0.00 33,052,000.00 33736LAV7 0.000000000 0.000000000 1000.000000000 F 0.00 0.00 66,105,000.00 33736LAX3 0.000000000 0.000000000 1000.000000000 G 0.00 0.00 49,578,000.00 33736LAY1 0.000000000 0.000000000 1000.000000000 H 0.00 0.00 16,527,208.00 33736LAZ8 0.000000000 0.000000000 1000.000000000 J 0.00 0.00 44,070,046.00 33736LBA2 0.000000000 0.000000000 1000.000000000 K 0.00 0.00 22,035,023.00 33736LBB0 0.000000000 0.000000000 1000.000000000 L 0.00 0.00 27,543,779.00 33736LBC8 0.000000000 0.000000000 1000.000000000 M 0.00 0.00 16,526,269.00 33736LBE4 0.000000000 0.000000000 1000.000000000 R-III 0.00 0.00 0.00 9ABSA909 0.000000000 0.000000000 0.000000000 0.00 0.00 2,064,496,213.86 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 449,569.38 0.00 6.47900000% 33736LAP0 2.043497182 0.000000000Fixed A-2 2,112,000.00 0.00 6.60000000% 33736LAQ8 5.500000000 0.000000000Fixed A-3 5,444,803.88 0.00 6.65000000% 33736LAR6 5.541666672 0.000000000Fixed IO 2,629,592.01 0.00 1.52678445% 33736LAW5 1.193369292 0.000000000 1.32284350% B 623,406.88 0.00 6.79000000% 33736LAS4 5.658333379 0.000000000Fixed C 644,523.75 0.00 7.02000000% 33736LAT2 5.850000000 0.000000000Fixed D 719,084.40 0.00 7.12000000% 33736LAU9 5.933333333 0.000000000Fixed E 196,108.53 0.00 7.12000000% 33736LAV7 5.933333232 0.000000000Fixed F 413,156.25 0.00 7.50000000% 33736LAX3 6.250000000 0.000000000 7.50000000% G 309,862.50 0.00 7.50000000% 33736LAY1 6.250000000 0.000000000 7.50000000% H 103,295.05 0.00 7.50000000% 33736LAZ8 6.250000000 0.000000000 7.50000000% J 220,350.23 0.00 6.00000000% 33736LBA2 5.000000000 0.000000000 6.00000000% K 110,175.12 0.00 6.00000000% 33736LBB0 5.000000227 0.000000000 6.00000000% L 137,718.90 0.00 6.00000000% 33736LBC8 5.000000182 0.000000000 6.00000000% M 71,259.31 (11,372.00) 6.00000000% 33736LBE4 4.311881284 -0.688116598 6.00000000% R-III 0.00 0.00 9ABSA909 0.000000000 0.000000000 14,184,906.19 (11,372.00) Total P&I Payment 16,457,455.69 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 M 220,000,000.00 83,266,438.36 2,272,549.50 None 1000.000000000378.483810727 10.329770455 N 384,000,000.00 384,000,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 O 982,521,000.00 982,521,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 P 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 Q 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 R 121,194,000.00 121,194,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 S 33,052,000.00 33,052,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 T 66,105,000.00 66,105,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 U 49,578,000.00 49,578,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 V 16,527,208.00 16,527,208.00 0.00 None 1000.0000000001000.00000000 0.000000000 W 44,070,046.00 44,070,046.00 0.00 None 1000.0000000001000.00000000 0.000000000 X 22,035,023.00 22,035,023.00 0.00 None 1000.0000000001000.00000000 0.000000000 Y 27,543,779.00 27,543,779.00 0.00 None 1000.0000000001000.00000000 0.000000000 Z 16,526,269.00 16,526,269.00 0.00 None 1000.0000000001000.00000000 0.000000000 R-II 0.00 0.00 0.00 9ABSA893 1000.000000000 0.000000000 0.000000000 2,203,502,325.002,066,768,763 2,272,549.50 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 M 0.00 0.00 80,993,888.86 None 0.000000000 0.000000000 368.154040273 N 0.00 0.00 384,000,000.00 None 0.000000000 0.000000000 1000.000000000 O 0.00 0.00 982,521,000.00 None 0.000000000 0.000000000 1000.000000000 P 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 Q 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 R 0.00 0.00 121,194,000.00 None 0.000000000 0.000000000 1000.000000000 S 0.00 0.00 33,052,000.00 None 0.000000000 0.000000000 1000.000000000 T 0.00 0.00 66,105,000.00 None 0.000000000 0.000000000 1000.000000000 U 0.00 0.00 49,578,000.00 None 0.000000000 0.000000000 1000.000000000 V 0.00 0.00 16,527,208.00 None 0.000000000 0.000000000 1000.000000000 W 0.00 0.00 44,070,046.00 None 0.000000000 0.000000000 1000.000000000 X 0.00 0.00 22,035,023.00 None 0.000000000 0.000000000 1000.000000000 Y 0.00 0.00 27,543,779.00 None 0.000000000 0.000000000 1000.000000000 Z 0.00 0.00 16,526,269.00 None 0.000000000 0.000000000 1000.000000000 R-II 0.00 0.00 0.00 9ABSA893 0.000000000 0.000000000 0.000000000 0.00 0.00 2,064,496,213.86 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) M 571,942.81 0.00 8.24259305% None 2.599740045 0.000000000 8.03891277% N 2,637,629.78 0.00 8.24259305% None 6.868827552 0.000000000 8.03891277% O 6,748,767.31 0.00 8.24259305% None 6.868827547 0.000000000 8.03891277% P 756,773.07 0.00 8.24259305% None 6.868827502 0.000000000 8.03891277% Q 756,773.07 0.00 8.24259305% None 6.868827502 0.000000000 8.03891277% R 832,460.69 0.00 8.24259305% None 6.868827582 0.000000000 8.03891277% S 227,028.49 0.00 8.24259305% None 6.868827605 0.000000000 8.03891277% T 454,063.84 0.00 8.24259305% None 6.868827471 0.000000000 8.03891277% U 340,542.73 0.00 8.24259305% None 6.868827504 0.000000000 8.03891277% V 113,522.54 0.00 8.24259305% None 6.868827451 0.000000000 8.03891277% W 302,709.55 0.00 8.24259305% None 6.868827639 0.000000000 8.03891277% X 151,354.77 0.00 8.24259305% None 6.868827412 0.000000000 8.03891277% Y 189,193.47 0.00 8.24259305% None 6.868827622 0.000000000 8.03891277% Z 102,144.07 (11,372.00) 8.24259305% None 6.180709633 -0.688116598 8.03891277% R-II 0.00 0.00 9ABSA893 0.000000000 0.000000000 14,184,906.19 (11,372.00) Total P&I Payment 16,457,455.69 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 2,203,502,325.002,066,768,763 2,272,549.50 None 1000.00000000 937.94716707 1.03133519 R-I 0.00 0.00 0.00 9ABSA892 1000.00000000 0.00000000 0.00000000 2,203,502,325.002,066,768,763 2,272,549.50 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 0.00 0.00 2,064,496,213.86 None 0.00000000 0.00000000 936.91583187 R-I 0.00 0.00 0.00 9ABSA892 0.00000000 0.00000000 0.00000000 0.00 0.00 2,064,496,213.86 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Regular 14,184,906.19 (11,372.00) 8.24259305% None 6.43743645 -0.00516087 8.03891277% R-I 0.00 0.00 9ABSA892 0.00000000 0.00000000 14,184,906.19 (11,372.00) Total P&I Payment 16,457,455.69 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Other Related Information Accrued Excess Beginning Payment of CertificatePrepay InteUnpaid Prior Unpaid Class Interest Shortfall Interest Interest A-1 449,569 0.00 0.00 0.00 A-2 ########### 0.00 0.00 0.00 A-3 ########### 0.00 0.00 0.00 IO ########### 0.00 0.00 0.00 B 623,406 0.00 0.00 0.00 C 644,523 0.00 0.00 0.00 D 719,084 0.00 0.00 0.00 E 196,108 0.00 0.00 0.00 F 413,156 0.00 0.00 0.00 G 309,862 0.00 0.00 0.00 H 103,295 0.00 0.00 0.00 J 220,350 0.00 0.00 0.00 K 110,175 0.00 0.00 0.00 L 137,718 0.00 0.00 0.00 M 82,63 0.00 165,241.76 0.00 Total: ########### 0.00 165,241.76 0.00 Ending Yield Unpaid MaintenancePrepayment Class Interest Charges Premiums A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 IO 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 H 0.00 0.00 0.00 J 0.00 0.00 0.00 K 0.00 0.00 0.00 L 0.00 0.00 0.00 M 176,613.76 0.00 0.00 Total: 176,613.76 0.00 0.00 Advances Prior Outstanding Principal Interest Servicer 730,672.32 2,325,976.32 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 730,672.32 2,325,976.32 Current Period Principal Interest Servicer 321,619.01 2,019,938.10 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 321,619.01 2,019,938.10 Recovered Principal Interest Servicer 207,740.16 1,228,668.13 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 207,740.16 1,228,668.13 Outstanding Principal Interest Servicer 844,551.17 3,117,246.29 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 844,551.17 3,117,246.29 Servicing Compensation Current Period Primary Master Servicing Fees 68,892.29 Current Period Sub Servicer Fees Paid: 111,112.75 Current Period Additional Servicing Fees Paid 17,223.07 Current Period Additional Master Servicing Co 0.00 Current Period Special Servicing Fees Paid: 3,275.56 Current Period Principal Recovery Fees Paid t 161.02 Total Servicing Fees: 200,664.69 0 0.00 General Pool Characteristics Percentage of Remaining Cut-off Date Principa 0.94 0 0 Current Principal Distribution Amount: 2,272,549.50 0 0.00 0 0.00% Liquidatio Nature of 0 0 Basis for 0.00 Liquidation 0 0 Final Recove 0Current Rea 0.00 0.00 0.00 0Cumulative 0.00 0.00 0.00 REO Property Information Scheduled EActual Ending Date of Loan NumbeDate of REOPrincipal BPrincipal BalFinal Recove 00 0.00 0.00 0 00 0.00 0.00 0.00 00 0.00 0.00 0.00 00 0.00 0.00 0.00 00 0.00 0.00 0 Amount of Amount of Realized Loan Numbe Proceeds Expenses Loss 0 0.00 0.00 0.00 0 0.00 0.00 0.00 0 0.00 0.00 0.00 0 0.00 0.00 0.00 0 0.00 0.00 0.00 Type of Environmenta Loan NumbeDelinquency Notice Sent Assessment #REF! #REF! #REF! #REF! 5690 + days NA NA Description of Loan Numbe Status #REF! #REF! 56Foreclosure complaint filed. Asset_Backed FACT Distributi Delinq 1 Month Delinq 2 Months Date # Balance # Balance 06/18/01 0 1 2, 0.00% 0.00% 0.24% 0.10% 05/18/01 1 3158506 0 0 0.24% 0.15% 0.00% 0.00% 04/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/19/01 0 0 1 2035041 0.00% 0.00% 0.24% 0.10% 02/20/01 2 5207809 1 3239790 0.48% 0.25% 0.24% 0.15% 01/18/01 2 5,212,521 1 2,700,437 0.48% 0.25% 0.24% 0.13% 12/18/00 1 2,703,224 0 0 0.24% 0.13% 0.00% 0.00% 11/20/00 1 3,181,134 0 0 0.24% 0.15% 0.00% 0.00% 10/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/00 2 3,876,466 0 0 0.48% 0.18% 0.00% 0.00% 08/18/00 1 689,080 0 0 0.24% 0.03% 0.00% 0.00% 07/18/00 1 4,961,284 1 689,624 0.24% 0.23% 0.24% 0.03% 06/19/00 2 8,978,079 1 690,163 0.48% 0.42% 0.24% 0.03% 05/18/00 3 7,168,058 0 0 0.72% 0.34% 0.00% 0.00% 04/18/00 0 0 1 8,194,824 0.00% 0.00% 0.24% 0.39% 03/20/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi Delinq 3+ Foreclosure/Bankrupt Date # Balance # Balance 06/18/01 313,650,008 0 0 0.66% 0.00% 0.00% 0.00% 05/18/0115,722,717 0 0 0 0.76% 0.00% 0.00% 0.00% 04/18/0115,765,693 0 0 0 0.76% 0.00% 0.00% 0.00% 03/19/0113,772,685 0 0 0 0.66% 0.00% 0.00% 0.00% 02/20/0110,574,927 0 0 0 0.50% 0.00% 0.00% 0.00% 01/18/01 7,910,054 0 0 0 0.38% 0.00% 0.00% 0.00% 12/18/00 7,942,583 0 0 0 0.38% 0.00% 0.00% 0.00% 11/20/00 7,974,886 0 0 0 0.38% 0.00% 0.00% 0.00% 10/18/00 8,006,966 0 0 0 0.38% 0.00% 0.00% 0.00% 09/18/00 8,038,823 0 0 0 0.38% 0.00% 0.00% 0.00% 08/18/00 9,601,875 0 0 0 0.45% 0.00% 0.00% 0.00% 07/18/00 8,101,875 1 1,532,559 0 0.38% 0.24% 0.07% 0.00% 06/19/0011,405,986 1 1,534,052 0 0.54% 0.24% 0.07% 0.00% 05/18/00 8,164,056 0 0 0 0.38% 0.00% 0.00% 0.00% 04/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/20/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi REO Modifica Date # Balance # Balance 06/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/19/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/20/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/20/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/19/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/18/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/20/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi PrepaCurr Weighted Avg. Date # Balance Coupon Remit 06/18/01 0 0 8.3014% 8.2426% 0.00% 0.00% 05/18/01 0 0 8.1552% 8.0945% 0.00% 0.00% 04/18/01 0 0 8.3015% 8.2426% 0.00% 0.00% 03/19/01 2 9,545,067 7.8608% 7.7961% 0.48% 0.46% 02/20/01 2 7,683,478 8.2995% 8.2402% 0.48% 0.37% 01/18/01 2 4,978,484 8.3003% 8.2408% 0.48% 0.24% 12/18/00 1 3,576,494 8.1522% 8.0907% 0.24% 0.17% 11/20/00 0 0 8.2999% 8.2403% 0.00% 0.00% 10/18/00 0 0 8.1522% 8.0907% 0.00% 0.00% 09/18/00 0 0 8.2999% 8.2402% 0.00% 0.00% 08/18/00 0 0 8.2999% 8.2403% 0.00% 0.00% 07/18/00 0 0 8.1524% 8.0909% 0.00% 0.00% 06/19/00 0 0 8.3000% 8.2403% 0.00% 0.00% 05/18/00 0 0 8.1526% 8.0910% 0.00% 0.00% 04/18/00 0 0 8.3002% 8.2405% 0.00% 0.00% 03/20/00 0 0 8.0051% 7.9417% 0.00% 0.00% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Delinquent Loan Detail Paid Outstanding Out. Propert DisclosureThru Current P&IP&I Protection Control # Date Advance Advances** Advances 2 05/01/01 275,07 275, 0.00 3 05/01/01 246,95 246, 0.00 6 05/01/01 222,83 222, 0.00 14 05/01/01 182,32 182, 0.00 20 05/01/01 137,34 137, 0.00 27 05/01/01 119,23 119, 0.00 29 05/01/01 124,73 124, 0.00 53 05/01/01 44, 44 0.00 54 05/01/01 33, 33 0.00 56 01/01/00 87, 1,398,28 0.00 71 05/01/01 56, 56 0.00 134 05/01/01 36, 36 0.00 141 05/01/01 34, 34 0.00 152 05/01/01 34, 34 0.00 167 05/01/01 31, 31 0.00 171 05/01/01 33, 33 0.00 172 05/01/01 32, 32 0.00 201 05/01/01 25, 25 0.00 205 05/01/01 27, 27 0.00 211 11/01/00 28, 168, 0.00 217 05/01/01 27, 27 0.00 219 05/01/01 25, 25 0.00 232 05/01/01 22, 22 0.00 239 10/01/00 22, 158, 0.00 246 05/01/01 23, 23 0.00 249 05/01/01 20, 20 0.00 251 05/01/01 20, 20 0.00 257 05/01/01 19, 19 0.00 258 05/01/01 18, 18 0.00 265 05/01/01 19, 19 0.00 270 05/01/01 18, 18 0.00 284 05/01/01 18, 18 0.00 285 05/01/01 16, 16 0.00 302 05/01/01 16, 16 0.00 308 03/01/01 16, 50 0.00 315 05/01/01 15, 15 0.00 329 05/01/01 16, 16 0.00 341 05/01/01 14, 14 0.00 347 05/01/01 15, 15 0.00 350 05/01/01 11, 11 0.00 353 05/01/01 11, 11 0.00 359 05/01/01 14, 14 0.00 Special DisclosureAdvance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DaDate Date 382 2 B 3 B 6 B 14 B 20 B 27 B 29 B 53 B 54 B 56 3.00 04/17/00 71 B 134 B 141 B 152 B 167 B 171 B 172 B 201 B 205 B 211 3.00 01/25/01 217 B 219 B 232 B 239 3.00 12/19/00 246 B 249 B 251 B 257 B 258 B 265 B 270 B 284 B 285 B 302 B 308 2.00 01/18/01 315 B 329 B 341 B 347 B 350 B 353 B Notes: (1) A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 0 0 DisclosureREO Control # Date 2 3 6 14 20 27 29 53 54 56 71 134 141 152 167 171 172 201 205 211 217 219 232 239 246 249 251 257 258 265 270 284 285 302 308 315 329 341 347 350 353 STRAT ABN AMRO Acct: 67-7852-70-9 Distribution of Principal Balances Current ScheduNumber Balances of Loans $0 to $1,000,000 24 $1,000,000to $2,000,000 99 $2,000,000to $3,000,000 80 $3,000,000to $4,000,000 50 $4,000,000to $6,000,000 68 $6,000,000to $8,000,000 33 $8,000,000to $10,000,000 16 $10,000,00to $12,000,000 5 $12,000,00to $14,000,000 5 $14,000,00to $16,000,000 4 $16,000,00to $18,000,000 7 $18,000,00to $20,000,000 6 $20,000,00to $22,000,000 2 $22,000,00to $24,000,000 3 $24,000,00to $28,000,000 4 $28,000,00to $32,000,000 2 $32,000,00to $34,000,000 2 $34,000,00to $38,000,000 1 $38,000,00to $44,000,000 0 $44,000,00& Above 1 Total 412 Current Scheduled Scheduled Based on Balances Balance Balance $0 to $1,000,000 19,119,812 0.93% $1,000,000to $2,000,000 150,208,520 7.28% $2,000,000to $3,000,000 192,907,805 9.34% $3,000,000to $4,000,000 173,806,223 8.42% $4,000,000to $6,000,000 326,914,916 15.84% $6,000,000to $8,000,000 224,124,038 10.86% $8,000,000to $10,000,000 141,937,945 6.88% $10,000,00to $12,000,000 55,540,600 2.69% $12,000,00to $14,000,000 63,542,845 3.08% $14,000,00to $16,000,000 59,731,102 2.89% $16,000,00to $18,000,000 117,782,500 5.71% $18,000,00to $20,000,000 112,225,310 5.44% $20,000,00to $22,000,000 42,108,713 2.04% $22,000,00to $24,000,000 68,768,812 3.33% $24,000,00to $28,000,000 111,028,161 5.38% $28,000,00to $32,000,000 56,587,980 2.74% $32,000,00to $34,000,000 66,100,700 3.20% $34,000,00to $38,000,000 37,878,191 1.83% $38,000,00to $44,000,000 0 0.00% $44,000,00& Above 44,182,041 2.14% Total 2,064,496,213 100.00% Average Scheduled Balance is 5,010,913 Maximum Scheduled Balance is 44,182,041 Minimum Scheduled Balance is 435,710 Distribution of Property Types Number Scheduled Based on Property Tof Loans Balance Balance Retail 177 770,110,90 37.30% Multifamil 129 631,720,70 30.60% Office 35 265,593,54 12.86% Lodging 33 186,158,37 9.02% Industrial 12 97,408,6 4.72% Health Car 15 82,253,0 3.98% Other 5 16,776,9 0.81% Mixed Use 2 6,331, 0.31% Mobile Hom 2 4,613, 0.22% Self Stora 2 3,529, 0.17% Total 412 2064496213 100.00% Distribution of Mortgage Interest Rates Current MortgagNumber Scheduled Based on Interest Ratof Loans Balance Balance 7.00% or less 0 0.00% 7.00% to 7.500% 25 259,937,2 12.59% 7.50% to 8.00% 107 550,535,3 26.67% 8.00% to 8.50% 139 690,405,9 33.44% 8.50% to 9.00% 92 405,157,5 19.63% 9.00% to 9.50% 40 116,212,3 5.63% 9.50% to 10.00% 3 7,698 0.37% 10.00% to 10.500% 6 34,549, 1.67% 10.50% to 11.00% 0 0.00% 11.00% to 11.500% 0 0.00% 11.50% to 12.00% 0 0.00% 12.00% to 12.500% 0 0.00% 12.50% to 13.00% 0 0.00% 13.00% to 13.500% 0 0.00% 13.50% & Above 0 0.00% Total 412 2,064,496,21 100.00% W/Avg Mortgage Interest Rate is 8.3014% Minimum Mortgage Interest Rate i 7.0650% Maximum Mortgage Interest Rate i 10.5000% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Florida 57 296,412,5 14.36% New York 21 241,388,5 11.69% Texas 53 217,863,5 10.55% California 32 175,961,0 8.52% Georgia 34 107,794,4 5.22% Virginia 18 81,593, 3.95% Arizona 18 80,838, 3.92% Pennsylvania 15 73,876, 3.58% New Jersey 12 68,790, 3.33% Missouri 6 62,334, 3.02% Massachusetts 8 58,545, 2.84% Michigan 10 54,568, 2.64% Ohio 18 54,431, 2.64% Maryland 12 52,046, 2.52% North Carolina 13 48,915, 2.37% Illinois 5 41,151, 1.99% Connecticut 7 39,187, 1.90% Tennessee 6 34,548, 1.67% Utah 3 33,419, 1.62% Alabama 6 24,623, 1.19% Washington 7 23,855, 1.16% Nevada 2 22,507, 1.09% South Carolina 6 22,489, 1.09% Wisconsin 4 20,560, 1.00% Kansas 7 20,498, 0.99% Louisiana 1 19,386, 0.94% Indiana 7 19,385, 0.94% Minnesota 5 17,047, 0.83% Colorado 5 16,465, 0.80% Oklahoma 2 7,355 0.36% Other 12 26,652, 1.29% Total 412 2,064,496,21 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00% 1+ to 2 years 0 0.00% 2+ to 3 years 0 0.00% 3+ to 4 years 373 1,970,359,48 95.44% 4+ to 5 years 39 94,136, 4.56% 5+ to 6 years 0 0.00% 6+ to 7 years 0 0.00% 7+ to 8 years 0 0.00% 8+ to 9 years 0 0.00% 9+ to 10 years 0 0.00% 10 years or more 0 0.00% Total 412 2,064,496,21 100.00% Weighted Average Seasoning is 3.7 Distribution of RemaiNumber Scheduled Based on Fully Amorof Loans Balance Balance 60 months or less 0 0.00% 61 to 120 months 12 71,238, 3.45% 121 to 180 months 11 30,682, 1.49% 181 to 240 months 53 136,617,4 6.62% 241 to 360 months 17 113,626,4 5.50% Total 93 352,164,6 17.06% Weighted Average Months to Maturity 194 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 72 268,678,4 13.01% Amortizing Balloon 308 1,568,384,58 75.97% Interest Only / Amort 7 55,232, 2.68% Interest Only / Amort 7 82,602, 4.00% Other 18 89,597, 4.34% Total 412 2,064,496,21 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0.00% 13 to 24 months 1 27,684, 1.34% 25 to 36 months 18 70,864, 3.43% 37 to 48 months 23 100,572,3 4.87% 49 to 60 months 0 0.00% 61 to 120 months 228 1,076,653,84 52.15% 121 to 180 months 29 317,267,3 15.37% 181 to 240 months 20 119,288,9 5.78% Total 319 1,712,331,56 82.94% Weighted Average Months to Maturity 91 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.500 to less 3 11,022, 0.53% 0.500 to 0.625 0 0.00% 0.625 to 0.750 1 2,683 0.13% 0.750 to 0.875 5 7,196 0.35% 0.875 to 1.000 19 73,081, 3.54% 1.000 to 1.125 58 208,801,6 10.11% 1.125 to 1.250 67 361,166,7 17.49% 1.250 to 1.375 87 505,282,6 24.47% 1.375 to 1.500 64 330,625,6 16.01% 1.500 to 1.625 33 194,646,6 9.43% 1.625 to 1.750 24 93,561, 4.53% 1.750 to 1.875 9 74,504, 3.61% 1.875 to 2.000 5 28,183, 1.37% 2.000 to 2.125 4 26,485, 1.28% 2.125 & above 9 34,970, 1.69% Unknown 24 112,283,2 5.44% Total 412 2,064,496,21 100.00% Weighted Average Debt Service Coverage Ratio 1.372 (1) Debt Service Coverage Ratios are calculated as descri are updated periodically as new NOI figures became avail asset level. Neither the Trustee, Servicer, Special Serv representation as to the accuracy of the data provided by NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0.00% 1 to 2 years 391 1,959,297,80 94.90% 2 Years or More 7 20,954, 1.02% Unknown 14 84,243, 4.08% Total 412 2,064,496,21 100.00% Loan Level Detail "STRAT_LBL1" Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 1FUCM97C2 Industrial 07/01/07 1.370 2FUCM97C2 Retail 11/01/12 3FUCM97C2 Retail 11/01/07 1.500 4FUCM97C2 Multifamily 09/01/12 1.600 5FUCM97C2 Office 10/01/22 1.030 6FUCM97C2 Multifamily 05/01/07 1.160 7FUCM97C2 Lodging 11/01/12 1.540 8FUCM97C2 Multifamily 05/01/07 1.260 9FUCM97C2 Retail 07/01/12 1.340 10FUCM97C2 Retail 10/01/02 1.450 11FUCM97C2 Office 06/01/17 1.050 12FUCM97C2 Health Care 09/01/22 1.180 13FUCM97C2 Retail 10/01/12 1.190 14FUCM97C2 Office 06/01/22 1.790 15FUCM97C2 Office 08/01/07 1.350 16FUCM97C2 Office 08/01/12 0.970 17FUCM97C2 Multifamily 11/01/07 1.300 18FUCM97C2 Multifamily 09/01/07 1.240 19FUCM97C2 Retail 06/01/07 1.830 20FUCM97C2 Office 08/01/07 1.450 21FUCM97C2 Multifamily 07/01/07 1.120 22FUCM97C2 Retail 08/01/12 1.300 23FUCM97C2 Lodging 09/01/04 1.540 24FUCM97C2 Multifamily 07/01/07 1.360 25FUCM97C2 Multifamily 07/01/07 1.340 26FUCM97C2 Lodging 11/01/12 1.790 27FUCM97C2 Retail 11/01/12 28FUCM97C2 Multifamily 10/01/27 1.210 29FUCM97C2 Office 06/01/12 2.080 30FUCM97C2 Office 10/01/17 1.500 31FUCM97C2 Multifamily 05/01/07 1.240 32FUCM97C2 Multifamily 09/01/22 1.060 33FUCM97C2 Multifamily 11/01/27 1.180 34FUCM97C2 Retail 09/01/07 1.250 35FUCM97C2 Retail 10/01/07 1.220 36FUCM97C2 Multifamily 07/01/07 1.360 37FUCM97C2 Retail 09/01/07 1.740 39FUCM97C2 Lodging 11/01/07 1.160 40FUCM97C2 Office 07/01/04 1.620 41FUCM97C2 Health Care 08/01/07 1.480 42FUCM97C2 Retail 02/01/19 1.090 43FUCM97C2 Retail 10/01/12 1.480 44FUCM97C2 Retail 06/01/07 1.250 45FUCM97C2 Multifamily 09/01/07 1.300 46FUCM97C2 Office 08/01/07 2.000 47FUCM97C2 Retail 07/01/19 1.080 48FUCM97C2 Lodging 05/01/07 1.500 49FUCM97C2 Retail 10/01/07 50FUCM97C2 Retail 07/01/19 1.080 51FUCM97C2 Retail 09/01/07 1.450 52FUCM97C2 Multifamily 08/01/12 1.290 53FUCM97C2 Health Care 06/01/07 0.480 54FUCM97C2 Health Care 06/01/07 0.480 55FUCM97C2 Multifamily 08/01/01 56FUCM97C2 Industrial 11/01/12 1.060 57FUCM97C2 Multifamily 09/01/04 1.250 59FUCM97C2 Industrial 09/01/04 1.360 60FUCM97C2 Retail 11/01/07 1.440 61FUCM97C2 Retail 10/01/12 1.620 62FUCM97C2 Retail 10/01/07 1.230 63FUCM97C2 Health Care 10/01/07 1.800 64FUCM97C2 Multifamily 07/01/07 1.340 65FUCM97C2 Retail 07/01/07 0.980 66FUCM97C2 Industrial 07/01/17 67FUCM97C2 Retail 09/01/07 1.280 68FUCM97C2 Multifamily 07/01/07 1.490 69FUCM97C2 Multifamily 10/01/07 1.250 70FUCM97C2 Office 07/01/04 1.520 71FUCM97C2 Multifamily 06/01/04 1.390 72FUCM97C2 Multifamily 08/01/07 1.470 73FUCM97C2 Retail 11/01/16 1.200 74FUCM97C2 Retail 11/01/07 1.260 75FUCM97C2 Retail 06/01/07 1.660 76FUCM97C2 Retail 10/01/07 0.980 77FUCM97C2 Multifamily 08/01/07 1.350 78FUCM97C2 Multifamily 08/01/07 1.300 79FUCM97C2 Multifamily 05/01/04 1.290 80FUCM97C2 Retail 07/01/07 1.340 81FUCM97C2 Multifamily 05/01/04 1.320 82FUCM97C2 Lodging 11/01/12 2.010 83FUCM97C2 Multifamily 11/01/07 1.360 84FUCM97C2 Retail 10/01/07 1.580 85FUCM97C2 Retail 09/01/07 1.110 86FUCM97C2 Multifamily 09/01/07 1.650 87FUCM97C2 Multifamily 11/01/07 1.590 88FUCM97C2 Lodging 08/01/07 1.670 89FUCM97C2 Retail 11/01/07 1.510 90FUCM97C2 Lodging 11/01/12 1.400 91FUCM97C2 Multifamily 09/01/12 1.220 92FUCM97C2 Industrial 06/01/22 2.180 93FUCM97C2 Multifamily 08/01/07 1.510 94FUCM97C2 Retail 06/01/07 1.320 95FUCM97C2 Retail 06/01/18 0.990 96FUCM97C2 Industrial 07/01/07 1.900 97FUCM97C2 Multifamily 09/01/12 1.350 98FUCM97C2 Office 08/01/07 1.210 99FUCM97C2 Retail 06/01/12 1.320 100FUCM97C2 Health Care 10/01/12 2.280 101FUCM97C2 Health Care 05/01/07 1.250 102FUCM97C2 Retail 05/01/07 1.170 103FUCM97C2 Retail 08/01/07 1.260 104FUCM97C2 Retail 05/01/17 1.290 105FUCM97C2 Retail 10/01/07 1.500 106FUCM97C2 Multifamily 08/01/07 1.510 107FUCM97C2 Lodging 10/01/07 1.350 108FUCM97C2 Multifamily 03/01/04 1.680 109FUCM97C2 Retail 08/01/07 1.500 110FUCM97C2 Retail 08/01/07 1.280 111FUCM97C2 Multifamily 08/01/07 1.880 112FUCM97C2 Multifamily 08/01/07 113FUCM97C2 Lodging 07/01/04 3.400 114FUCM97C2 Multifamily 10/01/07 1.360 115FUCM97C2 Retail 08/01/07 1.240 116FUCM97C2 Office 06/01/07 1.930 117FUCM97C2 Other 04/01/09 1.070 118FUCM97C2 Lodging 11/01/07 2.350 119FUCM97C2 Retail 08/01/04 1.490 120FUCM97C2 Office 07/01/07 1.280 122FUCM97C2 Industrial 11/01/07 123FUCM97C2 Retail 07/01/07 1.290 124FUCM97C2 Retail 09/01/17 125FUCM97C2 Retail 05/01/04 1.750 126FUCM97C2 Industrial 10/01/07 1.520 127FUCM97C2 Lodging 11/01/07 2.580 128FUCM97C2 Lodging 10/01/07 1.460 129FUCM97C2 Mixed Use 09/01/22 1.300 130FUCM97C2 Lodging 07/01/20 1.630 131FUCM97C2 Multifamily 04/01/07 1.570 132FUCM97C2 Retail 07/01/07 1.170 133FUCM97C2 Lodging 10/01/07 1.410 134FUCM97C2 Multifamily 05/01/07 1.530 135FUCM97C2 Health Care 10/01/07 1.330 136FUCM97C2 Health Care 08/01/07 137FUCM97C2 Retail 05/01/07 1.420 138FUCM97C2 Retail 06/01/18 0.990 139FUCM97C2 Retail 05/01/18 0.990 140FUCM97C2 Retail 10/01/07 1.260 141FUCM97C2 Multifamily 09/01/04 1.460 142FUCM97C2 Multifamily 08/01/07 1.510 143FUCM97C2 Multifamily 07/01/07 1.600 145FUCM97C2 Office 06/01/07 1.300 146FUCM97C2 Industrial 05/01/04 147FUCM97C2 Retail 08/01/07 1.490 148FUCM97C2 Lodging 11/01/19 149FUCM97C2 Retail 11/01/07 1.330 150FUCM97C2 Retail 10/01/07 1.390 151FUCM97C2 Multifamily 10/01/07 1.620 152FUCM97C2 Multifamily 05/01/04 1.520 153FUCM97C2 Retail 07/01/17 1.340 154FUCM97C2 Retail 07/01/07 1.500 155FUCM97C2 Retail 09/01/07 1.260 156FUCM97C2 Multifamily 08/01/07 1.650 157FUCM97C2 Retail 06/01/18 0.990 158FUCM97C2 Multifamily 09/01/04 1.430 159FUCM97C2 Multifamily 10/01/07 1.180 160FUCM97C2 Multifamily 07/01/07 1.260 161FUCM97C2 Multifamily 06/01/07 1.490 162FUCM97C2 Multifamily 10/01/07 1.300 163FUCM97C2 Lodging 11/01/07 1.360 164FUCM97C2 Retail 10/01/07 1.210 165FUCM97C2 Retail 09/01/07 1.530 166FUCM97C2 Other 04/01/09 1.080 167FUCM97C2 Retail 11/01/12 1.240 168FUCM97C2 Retail 10/01/07 1.460 169FUCM97C2 Lodging 04/01/07 1.390 170FUCM97C2 Retail 09/01/07 1.310 171FUCM97C2 Retail 06/01/07 1.340 172FUCM97C2 Multifamily 05/01/07 1.290 173FUCM97C2 Multifamily 07/01/07 1.220 174FUCM97C2 Multifamily 07/01/07 1.380 175FUCM97C2 Retail 10/01/07 1.160 176FUCM97C2 Lodging 09/01/07 1.410 177FUCM97C2 Lodging 08/01/07 1.360 178FUCM97C2 Office 05/01/07 1.400 180FUCM97C2 Multifamily 03/01/04 181FUCM97C2 Multifamily 03/01/04 1.440 182FUCM97C2 Lodging 10/01/12 1.500 183FUCM97C2 Multifamily 07/01/07 1.420 184FUCM97C2 Office 06/01/07 1.680 185FUCM97C2 Other 01/01/09 1.060 186FUCM97C2 Lodging 10/01/07 1.750 187FUCM97C2 Multifamily 10/01/22 1.220 188FUCM97C2 Retail 07/01/04 1.660 189FUCM97C2 Retail 07/01/04 1.660 190FUCM97C2 Retail 09/01/07 1.690 191FUCM97C2 Multifamily 09/01/07 1.250 192FUCM97C2 Office 10/01/07 1.150 193FUCM97C2 Office 07/01/07 1.880 194FUCM97C2 Retail 07/01/22 1.400 195FUCM97C2 Multifamily 10/01/07 1.460 196FUCM97C2 Other 01/01/09 1.070 197FUCM97C2 Retail 07/01/07 1.360 198FUCM97C2 Retail 05/01/07 1.420 199FUCM97C2 Office 05/01/04 1.640 200FUCM97C2 Health Care 08/01/17 1.310 201FUCM97C2 Multifamily 10/01/12 1.130 202FUCM97C2 Multifamily 06/01/22 1.160 203FUCM97C2 Multifamily 09/01/07 1.160 204FUCM97C2 Lodging 10/01/17 1.250 205FUCM97C2 Retail 04/01/07 1.240 206FUCM97C2 Office 09/01/07 1.540 207FUCM97C2 Retail 10/01/04 208FUCM97C2 Retail 09/01/07 1.230 209FUCM97C2 Health Care 08/01/07 1.850 210FUCM97C2 Retail 08/01/04 1.450 211FUCM97C2 Retail 06/01/07 1.180 212FUCM97C2 Industrial 10/01/07 1.900 213FUCM97C2 Office 08/01/12 1.390 214FUCM97C2 Office 10/01/07 1.500 215FUCM97C2 Retail 10/01/07 1.270 216FUCM97C2 Retail 04/01/08 1.330 217FUCM97C2 Lodging 07/01/07 1.640 218FUCM97C2 Multifamily 07/01/07 1.670 219FUCM97C2 Multifamily 05/01/07 1.450 220FUCM97C2 Retail 05/01/04 1.450 221FUCM97C2 Multifamily 06/01/07 1.330 222FUCM97C2 Retail 09/01/12 1.310 223FUCM97C2 Retail 11/01/12 1.640 224FUCM97C2 Office 09/01/07 1.350 225FUCM97C2 Multifamily 09/01/07 1.030 226FUCM97C2 Multifamily 08/01/04 1.600 227FUCM97C2 Office 05/01/07 1.310 228FUCM97C2 Retail 08/01/15 1.030 229FUCM97C2 Multifamily 07/01/07 0.880 230FUCM97C2 Mobile Home 10/01/07 1.310 231FUCM97C2 Multifamily 10/01/07 1.080 232FUCM97C2 Retail 09/01/07 1.290 233FUCM97C2 Multifamily 03/01/04 1.490 234FUCM97C2 Retail 09/01/07 1.820 235FUCM97C2 Retail 09/01/10 1.330 237FUCM97C2 Office 11/01/17 1.260 238FUCM97C2 Lodging 11/01/19 1.280 239FUCM97C2 Lodging 09/01/07 0.630 240FUCM97C2 Retail 09/01/07 1.580 241FUCM97C2 Lodging 09/01/07 2.170 242FUCM97C2 Retail 06/01/18 0.990 243FUCM97C2 Multifamily 03/01/04 1.650 244FUCM97C2 Retail 07/01/17 1.320 245FUCM97C2 Retail 10/01/07 1.220 246FUCM97C2 Office 05/01/07 1.480 247FUCM97C2 Office 10/01/07 1.580 248FUCM97C2 Office 10/01/07 1.530 249FUCM97C2 Multifamily 08/01/07 1.340 250FUCM97C2 Retail 07/01/07 1.150 251FUCM97C2 Multifamily 07/01/04 1.210 252FUCM97C2 Retail 07/01/07 1.230 253FUCM97C2 Self Storag 10/01/12 1.860 254FUCM97C2 Retail 05/01/07 1.200 255FUCM97C2 Lodging 11/01/19 1.440 256FUCM97C2 Retail 11/01/07 1.410 257FUCM97C2 Multifamily 10/01/27 1.150 258FUCM97C2 Multifamily 09/01/04 1.220 259FUCM97C2 Multifamily 10/01/27 0.910 260FUCM97C2 Retail 06/01/07 1.330 261FUCM97C2 Retail 11/01/12 1.650 262FUCM97C2 Retail 11/01/07 1.150 263FUCM97C2 Retail 08/01/07 1.400 264FUCM97C2 Multifamily 07/01/22 1.260 265FUCM97C2 Retail 05/01/04 1.720 266FUCM97C2 Other 05/01/17 1.000 267FUCM97C2 Multifamily 09/01/07 1.280 268FUCM97C2 Multifamily 06/01/07 1.370 269FUCM97C2 Multifamily 03/01/04 1.410 270FUCM97C2 Retail 11/01/12 271FUCM97C2 Multifamily 08/01/07 1.260 272FUCM97C2 Retail 07/01/07 1.410 273FUCM97C2 Multifamily 05/01/04 1.280 275FUCM97C2 Retail 05/01/07 1.360 276FUCM97C2 Retail 06/01/17 1.400 277FUCM97C2 Health Care 08/01/07 0.090 278FUCM97C2 Multifamily 06/01/07 1.150 279FUCM97C2 Multifamily 11/01/07 0.830 280FUCM97C2 Retail 10/01/07 1.230 281FUCM97C2 Multifamily 10/01/07 1.210 282FUCM97C2 Multifamily 09/01/07 1.290 283FUCM97C2 Retail 07/01/17 1.020 284FUCM97C2 Retail 06/01/17 285FUCM97C2 Multifamily 07/01/07 1.230 286FUCM97C2 Retail 11/01/07 0.790 287FUCM97C2 Retail 10/01/04 1.270 288FUCM97C2 Multifamily 08/01/07 1.680 289FUCM97C2 Retail 08/01/07 1.590 290FUCM97C2 Office 07/01/07 1.490 291FUCM97C2 Multifamily 05/01/07 2.260 292FUCM97C2 Multifamily 07/01/07 1.360 293FUCM97C2 Industrial 10/01/07 1.380 294FUCM97C2 Multifamily 09/01/07 1.410 295FUCM97C2 Multifamily 10/01/07 2.080 296FUCM97C2 Retail 09/01/07 1.410 297FUCM97C2 Multifamily 08/01/07 1.960 298FUCM97C2 Retail 11/01/17 1.010 299FUCM97C2 Multifamily 08/01/25 1.420 300FUCM97C2 Multifamily 08/01/07 1.360 301FUCM97C2 Retail 06/01/07 1.410 302FUCM97C2 Multifamily 06/01/07 1.280 303FUCM97C2 Retail 11/01/17 1.010 304FUCM97C2 Health Care 11/01/07 2.140 305FUCM97C2 Multifamily 09/01/07 1.340 306FUCM97C2 Multifamily 09/01/07 1.590 307FUCM97C2 Multifamily 06/01/27 1.370 308FUCM97C2 Retail 04/01/04 1.270 309FUCM97C2 Multifamily 09/01/07 1.250 310FUCM97C2 Retail 07/01/17 1.020 311FUCM97C2 Retail 09/01/07 1.560 312FUCM97C2 Multifamily 08/01/04 1.840 313FUCM97C2 Multifamily 06/01/07 1.380 314FUCM97C2 Retail 07/01/17 1.020 315FUCM97C2 Multifamily 06/01/07 316FUCM97C2 Multifamily 11/01/07 1.430 317FUCM97C2 Office 10/01/07 1.420 318FUCM97C2 Retail 10/01/07 1.380 319FUCM97C2 Retail 07/01/07 1.260 320FUCM97C2 Multifamily 06/01/07 1.190 321FUCM97C2 Office 06/01/04 1.550 322FUCM97C2 Retail 04/01/07 1.210 323FUCM97C2 Multifamily 10/01/22 1.230 324FUCM97C2 Retail 11/01/17 1.010 325FUCM97C2 Retail 09/01/17 1.020 326FUCM97C2 Office 08/01/12 1.860 327FUCM97C2 Retail 11/01/12 1.330 328FUCM97C2 Retail 03/01/17 329FUCM97C2 Multifamily 07/01/17 1.230 330FUCM97C2 Retail 03/01/16 331FUCM97C2 Lodging 07/01/04 2.890 332FUCM97C2 Mobile Home 09/01/15 1.360 333FUCM97C2 Multifamily 08/01/27 0.990 334FUCM97C2 Retail 11/01/17 1.010 335FUCM97C2 Multifamily 08/01/07 2.010 336FUCM97C2 Retail 11/01/16 1.050 337FUCM97C2 Multifamily 10/01/06 1.700 338FUCM97C2 Multifamily 08/01/04 1.100 339FUCM97C2 Health Care 01/01/07 1.130 340FUCM97C2 Retail 11/01/17 1.010 341FUCM97C2 Retail 05/01/07 1.550 342FUCM97C2 Retail 09/01/16 1.050 343FUCM97C2 Retail 12/01/16 1.020 344FUCM97C2 Multifamily 08/01/04 1.790 345FUCM97C2 Multifamily 07/01/04 1.610 346FUCM97C2 Retail 07/01/16 1.050 347FUCM97C2 Retail 11/01/16 0.990 348FUCM97C2 Retail 07/01/16 1.050 349FUCM97C2 Retail 02/01/16 1.050 350FUCM97C2 Multifamily 08/01/04 1.200 351FUCM97C2 Multifamily 06/01/07 1.100 352FUCM97C2 Retail 02/01/17 1.300 353FUCM97C2 Mixed Use 11/01/12 354FUCM97C2 Retail 10/01/07 1.450 355FUCM97C2 Retail 09/01/07 -0.390 356FUCM97C2 Multifamily 06/01/17 1.110 357FUCM97C2 Office 10/01/07 1.220 358FUCM97C2 Retail 07/01/07 1.650 359FUCM97C2 Retail 09/01/16 0.990 360FUCM97C2 Retail 10/01/07 1.530 361FUCM97C2 Retail 12/01/16 1.030 362FUCM97C2 Retail 05/01/17 1.000 363FUCM97C2 Multifamily 07/01/07 1.200 364FUCM97C2 Retail 10/01/16 1.120 365FUCM97C2 Retail 08/01/16 1.000 366FUCM97C2 Lodging 09/01/07 1.250 367FUCM97C2 Retail 10/01/04 368FUCM97C2 Retail 08/01/07 1.310 369FUCM97C2 Retail 07/01/07 1.370 370FUCM97C2 Multifamily 06/01/07 1.760 371FUCM97C2 Retail 07/01/07 1.400 372FUCM97C2 Retail 01/01/17 1.230 373FUCM97C2 Multifamily 10/01/22 1.180 374FUCM97C2 Multifamily 08/01/07 1.110 375FUCM97C2 Multifamily 08/01/07 376FUCM97C2 Multifamily 05/01/07 1.130 377FUCM97C2 Retail 09/01/16 1.050 378FUCM97C2 Retail 10/01/07 1.370 379FUCM97C2 Multifamily 11/01/07 1.140 380FUCM97C2 Retail 10/01/07 1.000 381FUCM97C2 Industrial 09/01/07 1.450 382FUCM97C2 Retail 08/01/16 1.070 383FUCM97C2 Multifamily 06/01/07 1.330 384FUCM97C2 Retail 09/01/17 1.030 385FUCM97C2 Retail 03/01/17 1.050 386FUCM97C2 Retail 08/01/17 1.060 387FUCM97C2 Retail 02/01/17 1.110 388FUCM97C2 Retail 02/01/17 1.050 389FUCM97C2 Industrial 08/01/07 1.470 390FUCM97C2 Multifamily 10/01/07 1.260 391FUCM97C2 Multifamily 10/01/07 1.590 392FUCM97C2 Multifamily 09/01/22 1.750 393FUCM97C2 Retail 05/01/07 1.170 394FUCM97C2 Retail 08/01/16 1.050 395FUCM97C2 Self Storag 08/01/07 1.610 396FUCM97C2 Retail 10/01/07 1.480 397FUCM97C2 Retail 08/01/16 1.050 398FUCM97C2 Retail 08/01/16 1.060 400FUCM97C2 Retail 05/01/07 1.510 401FUCM97C2 Health Care 07/01/07 0.850 402FUCM97C2 Retail 02/01/16 403FUCM97C2 Retail 01/01/18 1.000 404FUCM97C2 Retail 08/01/16 1.050 405FUCM97C2 Retail 08/01/16 1.050 406FUCM97C2 Multifamily 07/01/07 1.270 407FUCM97C2 Retail 11/01/07 1.420 408FUCM97C2 Retail 10/01/07 1.220 409FUCM97C2 Retail 10/01/15 410FUCM97C2 Retail 08/01/04 1.070 411FUCM97C2 Multifamily 06/01/07 0.800 412FUCM97C2 Retail 08/01/17 1.090 413FUCM97C2 Office 05/01/07 1.300 414FUCM97C2 Multifamily 10/01/27 1.070 415FUCM97C2 Retail 10/01/16 1.020 416FUCM97C2 Retail 03/01/17 417FUCM97C2 Retail 03/01/17 1.050 418FUCM97C2 Lodging 10/01/07 1.250 419FUCM97C2 Health Care 09/01/07 1.040 420FUCM97C2 Retail 11/01/12 1.180 421FUCM97C2 Retail 10/01/07 422FUCM97C2 Multifamily 06/01/07 1.270 423FUCM97C2 Lodging 10/01/07 0.860 424FUCM97C2 Multifamily 05/01/07 1.520 425FUCM97C2 Lodging 10/01/07 1.010 426FUCM97C2 Multifamily 09/01/27 1.040 427FUCM97C2 Retail 11/01/12 1.040 428FUCM97C2 Multifamily 10/01/07 0.990 429FUCM97C2 Multifamily 06/01/07 430FUCM97C2 Multifamily 11/01/07 1.200 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 1 12/31/99NY 44,182, 8.340% 2 NY 37,878, 7.470% 3 12/31/99VA 33,904, 7.625% 4 12/31/99NY 32,196, 7.430% 5 12/31/99UT 28,229, 7.185% 6 12/31/99MA 28,358, 8.550% 7 12/31/99MO 27,607, 7.960% 8 12/31/99MI 27,926, 8.250% 9 12/31/99IL 27,808, 8.120% 10 12/31/99TX 27,684, 7.240% 11 12/31/99FL 23,815, 8.410% 12 12/31/99FL 22,669, 8.631% 13 12/31/99CA 22,283, 7.750% 14 10/31/99NY 21,847, 8.420% 15 12/31/99FL 20,261, 7.910% 16 12/31/99CT 18,310, 7.065% 17 12/31/99FL 19,347, 7.450% 18 12/31/99LA 19,386, 7.940% 19 12/31/99PA 18,512, 8.930% 20 12/31/99NY 18,517, 7.880% 21 12/31/99NV 18,151, 8.290% 22 12/31/99MO 17,888, 8.250% 23 12/31/99FL 17,199, 8.690% 24 12/31/99AZ 17,066, 8.140% 25 12/31/99AZ 17,048, 8.140% 26 12/31/99TX 16,145, 7.920% 27 NY 16,417, 7.470% 28 12/31/99NJ 15,968, 7.600% 29 12/31/99NY 16,017, 8.420% 30 12/31/99OH 15,006, 8.250% 31 12/31/99MA 14,470, 8.550% 32 12/31/99FL 14,285, 8.050% 33 12/31/99PA 13,490, 7.510% 34 12/31/99FL 13,035, 8.100% 35 12/31/99PA 12,679, 7.620% 36 12/31/99TX 12,160, 8.375% 37 12/31/99TX 12,177, 8.650% 39 12/31/99TX 11,632, 7.670% 40 12/31/99CA 11,369, 8.670% 41 12/31/99CA 11,460, 8.410% 42 12/31/99TX 10,885, 8.840% 43 12/31/99CA 10,191, 8.000% 44 12/31/99NY 9,916 8.691% 45 12/31/99CA 9,649 7.360% 46 12/31/99FL 9,709 8.250% 47 12/31/99GA 9,761 10.125% 48 12/31/99WI 9,313 9.400% 49 FL 0.000% 50 12/31/99GA 9,457 10.125% 51 12/31/99FL 9,076 8.100% 52 12/31/99NJ 9,058 8.450% 53 10/31/99MD 4,507 10.500% 54 10/31/99MD 4,292 7.603% 55 CA 0.000% 56 12/31/99NJ 7,743 8.380% 57 12/31/99MI 8,663 7.650% 59 12/31/99CA 8,365 8.090% 60 12/31/99VA 8,189 7.500% 61 12/31/99CA 8,250 8.000% 62 12/31/99TN 8,208 7.980% 63 12/31/99CA 8,049 8.070% 64 12/31/99TX 8,257 8.140% 65 09/30/99NY 8,009 8.310% 66 SC 7,340 9.125% 67 12/31/99CA 7,778 8.375% 68 12/31/99CO 7,785 8.650% 69 12/31/99TN 7,249 7.450% 70 12/31/99CA 7,300 8.680% 71 12/31/99NC 7,239 8.470% 72 12/31/99MD 7,109 7.680% 73 12/31/99NC 6,610 7.313% 74 12/31/99AL 6,790 7.950% 75 12/31/99NJ 6,856 8.690% 76 12/31/99KS 6,922 8.160% 77 12/31/99GA 6,904 7.720% 78 12/31/99AZ 6,877 7.938% 79 12/31/99GA 6,810 8.940% 80 12/31/99VA 6,800 8.630% 81 12/31/99WA 6,792 8.535% 82 12/31/99MO 6,663 7.960% 83 12/31/99TX 6,877 7.500% 84 12/31/99FL 6,786 7.840% 85 12/31/99TN 6,727 8.000% 86 12/31/99AZ 6,882 7.500% 87 12/31/99MD 6,648 7.500% 88 12/31/99FL 6,428 8.500% 89 12/31/99VA 6,519 7.750% 90 09/30/99NY 6,432 9.000% 91 12/31/99GA 6,387 7.740% 92 12/31/99TX 6,275 9.375% 93 12/31/99CA 0.000% 94 12/31/99NJ 6,189 8.690% 95 12/31/99NY 5,927 8.188% 96 12/31/99MD 6,224 8.550% 97 12/31/99WI 6,150 7.840% 98 12/31/99FL 5,997 8.375% 99 12/31/99FL 6,002 8.750% 100 12/31/99AZ 5,409 8.750% 101 12/31/99MI 5,933 9.250% 102 12/31/99CA 5,980 8.875% 103 12/31/99GA 6,010 8.375% 104 12/31/99CA 5,885 8.720% 105 12/31/99MO 5,907 8.160% 106 12/31/99CA 5,882 7.900% 107 12/31/99FL 5,626 7.970% 108 12/31/99SC 5,646 8.000% 109 12/31/99TN 5,587 8.125% 110 12/31/99NJ 5,596 8.150% 111 12/31/99CA 0.000% 112 01/31/99NC 5,469 8.300% 113 12/31/99FL 5,315 8.900% 114 12/31/99AL 5,331 7.820% 115 12/31/99IL 5,291 8.250% 116 12/31/99NY 5,361 9.010% 117 12/31/99MN 4,564 10.125% 118 12/31/99FL 5,144 8.040% 119 12/31/99OH 5,236 8.090% 120 12/31/99OK 5,029 8.870% 122 NJ 0.000% 123 12/31/99GA 5,029 9.000% 124 TX 4,862 7.438% 125 12/31/99FL 4,961 9.060% 126 12/31/99CA 4,908 7.793% 127 12/31/99NY 4,761 8.000% 128 12/31/99FL 4,757 7.970% 129 12/31/99NJ 4,734 8.250% 130 12/31/99FL 4,702 9.240% 131 12/31/99CA 4,689 8.570% 132 12/31/99NY 4,711 8.625% 133 12/31/99FL 4,566 7.970% 134 12/31/99TX 4,645 8.520% 135 12/31/99TN 4,618 8.000% 136 MN 4,592 8.970% 137 12/31/99MA 4,645 9.010% 138 12/31/99OH 4,411 8.188% 139 12/31/99PA 4,401 8.188% 140 12/31/99KS 4,618 8.230% 141 12/31/99MD 4,589 8.200% 142 12/31/99WA 4,601 7.950% 143 12/31/99AZ 4,611 8.320% 145 12/31/99FL 4,511 9.150% 146 12/31/99IL 4,327 9.150% 147 12/31/99CT 4,548 7.810% 148 06/30/99CT 4,390 8.250% 149 12/31/99NV 4,355 7.875% 150 12/31/99NC 4,464 8.000% 151 12/31/99AZ 4,450 7.550% 152 12/31/99WA 4,399 8.535% 153 12/31/99GA 4,396 8.490% 154 12/31/99CT 4,371 8.100% 155 12/31/99NC 4,371 8.240% 156 12/31/99MD 4,308 7.680% 157 12/31/99SC 4,135 8.188% 158 12/31/99TX 4,231 7.520% 159 12/31/99GA 4,312 7.375% 160 12/31/99TX 4,309 7.980% 161 12/31/99CA 4,314 8.270% 162 12/31/99MD 4,299 8.130% 163 12/31/99AL 4,205 8.150% 164 12/31/99NC 4,092 7.625% 165 12/31/99MD 4,223 8.180% 166 12/31/99OH 3,639 9.875% 167 12/31/99NJ 4,285 7.470% 168 12/31/99PA 4,162 7.625% 169 12/31/99AL 4,097 9.050% 170 12/31/99GA 3,990 8.500% 171 12/31/99FL 3,976 9.220% 172 12/31/99TX 3,965 8.900% 173 12/31/99NJ 3,951 8.150% 174 12/31/99GA 3,934 8.320% 175 12/31/99OR 3,854 8.188% 176 12/31/99IN 3,814 8.460% 177 12/31/99GA 3,708 9.350% 178 12/31/99CA 3,867 9.241% 180 12/31/99VA 3,760 8.000% 181 12/31/99TX 3,760 8.000% 182 12/31/99FL 3,721 8.375% 183 12/31/99TX 3,814 8.140% 184 12/31/99FL 3,722 8.720% 185 12/31/99IN 3,199 10.125% 186 12/31/99FL 3,616 7.970% 187 12/31/99AR 3,595 7.960% 188 12/31/99TX 3,243 8.800% 189 12/31/99TX 43 8.520% 190 12/31/99TX 3,674 8.510% 191 12/31/99WI 3,653 7.970% 192 12/31/99FL 3,623 8.500% 193 12/31/99CA 3,599 8.720% 194 12/31/99TX 3,528 8.710% 195 12/31/99TX 0.000% 196 12/31/99IN 3,058 10.125% 197 12/31/99GA 3,523 8.670% 198 12/31/99GA 3,487 9.150% 199 12/31/99TX 3,486 9.120% 200 12/31/99OH 3,312 8.625% 201 12/31/99OH 3,444 7.960% 202 12/31/99TX 3,415 8.350% 203 12/31/99PA 3,388 7.790% 204 12/31/99NC 3,234 8.625% 205 12/31/99PA 3,384 9.000% 206 12/31/99IN 3,324 7.820% 207 RI 3,306 8.270% 208 12/31/99TX 3,308 8.490% 209 12/31/99TN 0.000% 210 12/31/99MA 3,221 8.500% 211 12/31/99FL 3,222 8.880% 212 12/31/99MN 3,288 8.530% 213 12/31/99CA 2,915 8.680% 214 12/31/99NC 3,078 7.750% 215 12/31/99NC 3,227 8.000% 216 12/31/99FL 3,167 8.375% 217 12/31/99GA 3,155 9.000% 218 12/31/99FL 3,143 8.580% 219 12/31/99TX 3,191 8.900% 220 12/31/99TX 3,125 8.970% 221 12/31/99FL 3,070 8.500% 222 12/31/99CO 2,748 7.705% 223 12/31/99VA 2,949 7.875% 224 12/31/99VA 3,016 8.490% 225 12/31/99TX 3,002 7.822% 226 12/31/99CA 0.000% 227 12/31/99CA 2,953 9.375% 228 12/31/99CA 2,689 7.660% 229 12/31/99TX 2,949 8.140% 230 12/31/99CA 2,907 7.790% 231 12/31/99FL 2,907 7.780% 232 12/31/99FL 2,913 8.220% 233 12/31/99TX 2,839 8.000% 234 12/31/99FL 2,771 7.900% 235 12/31/99IN 2,775 7.875% 237 12/31/99AL 2,625 8.125% 238 06/30/99NH 2,669 8.250% 239 12/31/99UT 2,683 8.625% 240 12/31/99VA 2,709 8.420% 241 12/31/99TX 2,588 8.875% 242 12/31/99PA 2,573 8.188% 243 12/31/99TX 2,686 8.000% 244 12/31/99CO 2,576 9.140% 245 12/31/99ID 2,622 7.750% 246 12/31/99FL 2,615 9.504% 247 12/31/99GA 2,630 8.560% 248 12/31/99NY 2,563 7.800% 249 12/31/99MO 2,628 8.620% 250 12/31/99CT 2,625 8.550% 251 12/31/99TX 2,622 8.390% 252 12/31/99CT 2,617 8.100% 253 12/31/99CA 2,316 8.500% 254 12/31/99CA 2,615 9.150% 255 06/30/99MA 2,502 8.250% 256 12/31/99FL 2,525 7.990% 257 12/31/99MS 2,530 8.390% 258 12/31/99MD 2,510 8.100% 259 12/31/99UT 2,506 8.000% 260 12/31/99AZ 2,518 9.010% 261 12/31/99NC 2,412 7.750% 262 12/31/99CA 2,394 7.620% 263 12/31/99SC 2,369 8.550% 264 12/31/99MN 2,378 8.450% 265 12/31/99FL 2,415 8.722% 266 12/31/99FL 2,313 7.960% 267 12/31/99CA 2,362 7.550% 268 12/31/99PA 2,364 8.750% 269 12/31/99MS 2,327 8.000% 270 12/31/99FL 2,287 8.080% 271 12/31/99CT 2,324 7.940% 272 12/31/99OK 2,326 8.100% 273 12/31/99WA 2,315 8.535% 275 12/31/99MA 2,150 9.375% 276 12/31/99AZ 2,262 8.750% 277 06/30/99MN 2,222 8.870% 278 12/31/99CA 2,243 8.740% 279 12/31/99OH 2,225 7.510% 280 12/31/99KS 2,218 8.160% 281 12/31/99SC 2,156 7.610% 282 12/31/99KS 2,206 8.040% 283 12/31/99CA 2,063 7.930% 284 12/31/99FL 2,046 7.375% 285 12/31/99TX 2,179 8.190% 286 12/31/99IL 2,179 7.630% 287 12/31/99FL 2,181 7.876% 288 12/31/99GA 2,167 7.910% 289 12/31/99CO 2,140 8.330% 290 06/30/99TN 2,157 8.730% 291 12/31/99MA 2,129 8.750% 292 12/31/99TX 2,162 8.140% 293 12/31/99WA 2,138 8.188% 294 12/31/99TX 2,135 8.125% 295 12/31/99NY 2,037 8.840% 296 12/31/99NC 2,075 8.540% 297 12/31/99CA 0.000% 298 12/31/99MI 2,034 7.500% 299 12/31/99AZ 2,093 8.000% 300 12/31/99GA 2,083 8.090% 301 12/31/99VA 2,057 8.710% 302 12/31/99FL 2,052 8.580% 303 12/31/99MI 1,992 7.500% 304 06/30/99GA 1,542 8.150% 305 12/31/99TX 2,029 7.550% 306 12/31/99CA 2,029 7.550% 307 12/31/99TX 2,034 9.000% 308 12/31/99FL 2,030 8.950% 309 12/31/99FL 1,984 7.780% 310 12/31/99OH 1,926 7.790% 311 12/31/99FL 1,955 8.150% 312 12/31/99CA 0.000% 313 12/31/99FL 1,938 8.625% 314 12/31/99OH 1,892 7.790% 315 12/31/99PA 1,939 8.700% 316 12/31/99FL 1,940 7.875% 317 12/31/99PA 1,936 7.680% 318 12/31/99AZ 1,935 8.280% 319 12/31/99CA 1,940 9.150% 320 12/31/99MD 1,942 8.500% 321 12/31/99FL 1,937 8.990% 322 12/31/99WA 1,907 9.125% 323 12/31/99AR 1,882 7.960% 324 12/31/99MI 1,860 7.500% 325 12/31/99OH 1,847 7.790% 326 12/31/99NC 1,807 8.813% 327 12/31/99FL 1,710 8.080% 328 PA 1,761 7.765% 329 12/31/99CA 1,790 8.590% 330 OH 1,736 8.170% 331 12/31/99IN 1,803 8.900% 332 12/31/99AZ 1,706 8.250% 333 12/31/99KS 1,801 8.625% 334 12/31/99MI 1,733 7.500% 335 12/31/99GA 1,766 8.180% 336 12/31/99GA 1,645 8.375% 337 12/31/99KS 1,735 7.710% 338 12/31/99TX 1,733 7.840% 339 12/31/99WA 1,699 9.250% 340 12/31/99MI 1,653 7.500% 341 12/31/99TX 1,677 9.313% 342 12/31/99OH 1,550 7.930% 343 12/31/99GA 1,584 8.500% 344 12/31/99MO 1,638 7.990% 345 12/31/99TX 1,606 8.370% 346 12/31/99OH 1,513 8.070% 347 12/31/99VA 1,529 8.813% 348 12/31/99OH 1,508 8.070% 349 12/31/99OH 1,477 8.070% 350 12/31/99TX 1,589 7.995% 351 12/31/99AL 1,572 8.880% 352 12/31/99FL 1,483 7.590% 353 NJ 1,596 7.470% 354 12/31/99VA 1,553 8.030% 355 12/31/99IL 1,544 8.060% 356 12/31/99TX 1,461 8.980% 357 12/31/99TX 1,533 8.430% 358 12/31/99FL 1,517 8.500% 359 12/31/99VA 1,431 9.125% 360 12/31/99AZ 1,468 8.250% 361 12/31/99GA 1,412 8.500% 362 12/31/99MD 1,390 8.250% 363 12/31/99GA 1,477 8.490% 364 12/31/99GA 1,387 7.500% 365 12/31/99NJ 1,403 8.875% 366 12/31/99FL 1,437 8.625% 367 AZ 1,430 8.260% 368 12/31/99TX 1,456 8.240% 369 12/31/99AZ 1,438 9.375% 370 12/31/99AZ 1,416 8.420% 371 12/31/99NY 1,287 9.070% 372 12/31/99FL 1,361 7.625% 373 12/31/99WI 1,443 9.550% 374 12/31/99TX 1,412 8.710% 375 12/31/99IN 1,408 8.313% 376 12/31/99NJ 1,404 9.180% 377 12/31/99OH 1,289 7.930% 378 12/31/99GA 1,383 8.000% 379 12/31/99TX 1,332 7.900% 380 12/31/99FL 1,335 8.310% 381 12/31/99VA 1,358 8.090% 382 12/31/99VA 1,270 9.125% 383 12/31/99NY 1,302 9.250% 384 12/31/99MI 1,244 7.920% 385 12/31/99VA 1,247 9.000% 386 12/31/99OH 1,230 7.750% 387 12/31/99VA 1,228 8.791% 388 12/31/99VA 1,224 9.000% 389 12/31/99TX 1,256 7.983% 390 12/31/99NE 1,262 8.070% 391 12/31/99AZ 1,248 9.125% 392 12/31/99GA 1,234 7.950% 393 12/31/99TX 1,231 9.010% 394 12/31/99PA 1,147 8.340% 395 12/31/99CO 1,212 8.160% 396 12/31/99OH 1,181 8.640% 397 12/31/99PA 1,102 8.340% 398 12/31/99GA 1,102 8.375% 400 12/31/99TX 1,136 9.010% 401 12/31/99FL 1,112 8.760% 402 WV 1,020 8.500% 403 12/31/99MA 1,067 8.750% 404 12/31/99PA 1,031 8.340% 405 12/31/99GA 1,024 8.375% 406 12/31/99GA 1,069 8.490% 407 12/31/99GA 95 8.010% 408 12/31/99KS 99 8.160% 409 WV 91 8.500% 410 12/31/99AZ 97 8.310% 411 12/31/99TX 97 9.000% 412 12/31/99GA 90 8.125% 413 12/31/99CA 91 9.190% 414 12/31/99TX 90 8.400% 415 12/31/99VA 84 9.000% 416 12/31/99GA 86 8.125% 417 12/31/99SC 84 8.830% 418 12/31/99TX 85 9.125% 419 12/31/99NC 82 8.625% 420 12/31/99FL 74 8.080% 421 FL 81 8.310% 422 12/31/99NY 73 9.000% 423 12/31/99TX 70 9.125% 424 12/31/99NY 71 9.125% 425 12/31/99TX 67 9.125% 426 12/31/99GA 68 8.500% 427 12/31/99FL 61 8.080% 428 12/31/99NE 66 7.620% 429 NY 57 9.500% 430 12/31/99MI 1,525 8.160% Total 2,064,496,213.48 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 1 34 0 2 27 0 B 3 24 0 B 4 23 0 5 21 0 6 22 0 B 7 22 0 8 21 0 9 21 0 10 19 0 11 17 0 12 18 0 13 16 0 14 18 0 B 15 16 0 16 15 0 17 13 0 18 14 0 19 15 0 20 13 0 B 21 14 0 22 13 0 23 14 0 24 12 0 25 12 0 26 13 0 27 12 0 B 28 11 0 29 12 0 B 30 13 0 31 11 0 32 10 0 33 0 34 10 0 35 0 36 0 37 0 39 0 40 0 41 0 42 10 0 43 0 44 0 45 0 46 0 47 0 48 0 49 0 07/01/99 5 50 0 51 0 52 0 53 0 B 54 0 B 55 0 06/01/99 5 56 0 3 57 0 59 0 60 0 61 0 62 0 63 0 64 0 65 0 66 0 67 0 68 0 69 0 70 0 71 0 B 72 0 73 0 74 0 75 0 76 0 77 0 78 0 79 0 80 0 81 0 82 0 83 0 84 0 85 0 86 0 87 0 88 0 89 0 90 0 91 0 92 0 93 0 03/01/01 5 94 0 95 0 96 0 97 0 98 0 99 0 100 0 101 0 102 0 103 0 104 0 105 0 106 0 107 0 108 0 109 0 110 0 111 0 01/12/01 5 112 0 113 0 114 0 115 0 116 0 117 0 118 0 119 0 120 0 122 0 06/14/99 5 123 0 124 0 125 0 126 0 127 0 128 0 129 0 130 0 131 0 132 0 133 0 134 0 B 135 0 136 0 137 0 138 0 139 0 140 0 141 0 B 142 0 143 0 145 0 146 0 147 0 148 0 149 0 150 0 151 0 152 0 B 153 0 154 0 155 0 156 0 157 0 158 0 159 0 160 0 161 0 162 0 163 0 164 0 165 0 166 0 167 0 B 168 0 169 0 170 0 171 0 B 172 0 B 173 0 174 0 175 0 176 0 177 0 178 0 180 0 181 0 182 0 183 0 184 0 185 0 186 0 187 0 188 0 189 0 190 0 191 0 192 0 193 0 194 0 195 0 11/27/00 5 196 0 197 0 198 0 199 0 200 0 201 0 B 202 0 203 0 204 0 205 0 B 206 0 207 0 208 0 209 0 03/01/01 5 210 0 211 0 3 212 0 213 0 214 0 215 0 216 0 217 0 B 218 0 219 0 B 220 0 221 0 222 0 223 0 224 0 225 0 226 0 12/12/00 5 227 0 228 0 229 0 230 0 231 0 232 0 B 233 0 234 0 235 0 237 0 238 0 239 0 3 240 0 241 0 242 0 243 0 244 0 245 0 246 0 B 247 0 248 0 249 0 B 250 0 251 0 B 252 0 253 0 254 0 255 0 256 0 257 0 B 258 0 B 259 0 260 0 261 0 262 0 263 0 264 0 265 0 B 266 0 267 0 268 0 269 0 270 0 B 271 0 272 0 273 0 275 0 276 0 277 0 278 0 279 0 280 0 281 0 282 0 283 0 284 0 B 285 0 B 286 0 287 0 288 0 289 0 290 0 291 0 292 0 293 0 294 0 295 0 296 0 297 0 01/12/01 5 298 0 299 0 300 0 301 0 302 0 B 303 0 304 0 305 0 306 0 307 0 308 0 2 309 0 310 0 311 0 312 0 12/12/00 5 313 0 314 0 315 0 B 316 0 317 0 318 0 319 0 320 0 321 0 322 0 323 0 324 0 325 0 326 0 327 0 328 0 329 0 B 330 0 331 0 332 0 333 0 334 0 335 0 336 0 337 0 338 0 339 0 340 0 341 0 B 342 0 343 0 344 0 345 0 346 0 347 0 B 348 0 349 0 350 0 B 351 0 352 0 353 0 B 354 0 355 0 356 0 357 0 358 0 359 0 B 360 0 361 0 362 0 B 363 0 364 0 365 0 366 0 367 0 368 0 B 369 0 370 0 371 0 372 0 373 0 374 0 375 0 B 376 0 377 0 378 0 379 0 380 0 381 0 382 0 B 383 0 384 0 385 0 B 386 0 B 387 0 B 388 0 B 389 0 390 0 391 0 392 0 393 0 394 0 395 0 396 0 397 0 398 0 400 0 401 0 402 0 403 0 404 0 405 0 406 0 407 0 408 0 409 0 410 0 411 0 412 0 413 0 414 0 415 0 B 416 0 417 0 418 0 419 0 420 0 421 0 422 0 423 0 424 0 B 425 0 426 0 B 427 0 428 0 429 0 B 430 0 Total 16,670,361.53 * NOI and DSCR, if available and reportable under the te based on information obtained from the related borrower, agreement shall be held liable for the accuracy or method figures. (1) LegeA. P&I Adv - in Grac1. P&I Adv - delinquent B. P&I Adv - < one m2. P&I Adv - delinquent 3. P&I Adv - delinqu5. Prepaid in Full 4. Mat. Balloon/Assum6. Specially Serviced 7. Foreclosure 9. REO 11. Modifica 8. Bankruptcy 10. DPO